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 CUSIP No. 025930108                  13-G                   Page 10 of 13 Pages


                            EXHIBIT 1 TO SCHEDULE 13G
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                                FEBRUARY 15, 1999
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                    MORGAN STANLEY DEAN WITTER & CO., MORGAN STANLEY DEAN WITTER

                    INVESTMENT  MANAGEMENT  INC. , MORGAN  STANLEY  DEAN  WITTER

                    INSTITUTIONAL  FUND, INC. - U.S. REAL ESTATE PORTFOLIO,  VAN

                    KAMPEN ASSET MANAGEMENT INC. and VAN KAMPEN ASSET MANAGEMENT

                    LIFE   INVESTMENT   TRUST   hereby   agree   that,    unless

                    differentiated, this Schedule 13G is filed on behalf of each of the parties.


            MORGAN STANLEY DEAN WITTER & CO.

            BY: /s/ Bruce Bromberg
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            Bruce Bromberg / Vice President Morgan Stanley & Co. Incorporated

            MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

            BY: /s/ Donald P. Ryan
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            Donald P. Ryan / Principal Morgan Stanley Dean Witter Investment
                             Management Inc.

            MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC. - U.S. REAL ESTATE PORTFOLIO

            BY: /s/ Harold J. Schaff, Jr.
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            Harold J. Schaaff Jr./Vice President, Morgan Stanley Dean Witter
                                  Institutional Fund, Inc.

            VAN KAMPEN ASSET MANAGEMENT INC.

            BY: /s/ Donald P. Ryan
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            Donald P. Ryan / Principal Morgan Stanley Dean Witter Investment
                             Management Inc.

            VAN KAMPEN ASSET MANAGEMENT LIFE INVESTMENT TRUST - REAL ESTATE SECURITIES FUND

            BY: /s/ Dennis McDonnell
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            Dennis McDonnell / President, Van Kampen Asset Management Life
                               Investment Trust

* Attention. Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).